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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report on Form 10-Q of Equity Lifestyle Properties, Inc. for the quarter and six months ended June 30, 2005 (the "Form 10-Q"), I, Michael B. Berman, Vice President, Treasurer and Chief Financial Officer of Equity Lifestyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Equity Lifestyle Properties, Inc.

Date: August 5, 2005                        By: /s/ Michael B. Berman
                                                --------------------------------
                                                Michael B. Berman
                                                Vice President, Treasurer
                                                     and Chief Financial Officer

     A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO EQUITY LIFESTYLE PROPERTIES, INC. AND WILL BE RETAINED BY
 EQUITY LIFESTYLE PROPERTIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE
                      COMMISSION OR ITS STAFF UPON REQUEST.

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